UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2020

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2020, U.S. Energy Corp. (the “Company”, “we”, and “us”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) for the sale by the Company in a registered direct offering (the “Offering”) of an aggregate of 315,810 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at $5.25 per share, for aggregate gross proceeds of $1,658,002.50, before deducting the placement agent fees and related offering expenses. The Offering closed on October 2, 2020.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchasers, and customary indemnification rights and obligations of the parties. Under the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company’s common stock or common stock equivalents for a period of 180 days from the closing of the Offering, other than certain exempt issuances including, but not limited to, securities issued pursuant to the Company’s equity compensation plans. Additionally, each of the officers and directors of the Company pursuant to lock-up agreements (the “Lock-Up Agreements”) agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the 180-day period following the closing of the Offering.

Until the sixth month anniversary of the closing of the Offering, the Company is required to offer each of the Purchasers the right to participate in an amount up to 50% of any subsequent financing transaction undertaken by the Company.

Kingswood Capital Markets, a division of Benchmark Investments, Inc., acted as the sole placement agent for the Company (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the Offering. The Company entered into a Placement Agency Agreement, dated as of September 29, 2020, by and between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent received a cash fee of 6% of the gross proceeds in the Offering.

The Shares sold in the offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2020 and declared effective on September 25, 2020 (File No. 333- 248906) (the “Registration Statement”), and the base prospectus contained therein. The Company filed a prospectus supplement with the SEC on October 2, 2020, in connection with the sale of the Shares.

The representations, warranties and covenants contained in the Purchase Agreement and Placement Agency Agreement were made solely for the benefit of the parties to the Purchase Agreement and Placement Agency Agreement, respectively. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and Placement Agency Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the Purchase Agreement and Placement Agency Agreement are included with this filing only to provide investors with information regarding the terms of the transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreement and the Placement Agency Agreement are not complete and are qualified in their entireties by reference to the full text of the form of Purchase Agreement, Placement Agency Agreement, and the form of Lock Up Agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 1.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of The Loev Law Firm, PC, relating to the validity of the issuance of the shares of Common Stock, is attached as Exhibit 5.1 hereto.

Item 8.01. Other Events.

On September 30, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward- Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company to satisfy certain conditions to closing the Offering on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on September 16, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	1.1	Placement Agency Agreement, dated September 29, 2020 between the Company and Kingswood Capital Markets, a division of Benchmark Investments, Inc.
	5.1	Opinion of The Loev Law Firm, PC
	10.1#	Form of Securities Purchase Agreement, dated September 30, 2020, by and between the Company and the Purchasers thereunder
	10.2	Form of Lock-Up Agreements
	23.1	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)
	99.1	Press release of the Company, dated September 30, 2020

# Certain schedules, annexes, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	October 2, 2020

EXHIBIT INDEX

Exhibit No.	Description.
1.1	Placement Agency Agreement, dated September 29, 2020 between the Company and Kingswood Capital Markets, a division of Benchmark Investments, Inc.
5.1	Opinion of The Loev Law Firm, PC
10.1#	Form of Securities Purchase Agreement, dated September 30, 2020, by and between the Company and the Purchaser thereunder
10.2	Form of Lock-Up Agreements
23.1	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)
99.1	Press release of the Company, dated September 30, 2020

  # Certain schedules, annexes, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.